UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.86 per share	RELI	The Nasdaq Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.86 per share	RELIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 19, 2025, Reliance Global Group, Inc. (the “Company”) made available an updated investor presentation (the “Investor Presentation”), which the Company may use from time to time in meetings with investors, analysts and other interested parties. A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements.

The Investor Presentation and this Current Report on Form 8-K contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include, without limitation, statements regarding the Company’s strategy, outlook, objectives, expectations, intentions and future operating results, and are identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” and similar expressions. These statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those described. Factors that could cause or contribute to such differences include those discussed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation.

The information contained in this Current Report on Form 8-K and the Investor Presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated August 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: August 19, 2025	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer